UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      _________________________________

                                  FORM 8-K

                               Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):   January 24, 2006


                           THE KINGSLEY COACH, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


        Delaware                   0-21733                    23-3003600
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(State of Incorporation)      (Commission File             (IRS Employer
                               Number)                      Identification No.)


                   25820 7th Street W., Zimmerman MN 55398
                   ----------------------------------------
                   (Address of principal executive offices)

                               (800) 445-2918
                        -----------------------------
                        Registrant's Telephone Number


	Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01  Change in Registrant's Certifying Accountant

     On January 24, 2006, Mantyla McReynolds LLC ("Mantyla McReynolds") resigned from its position as the independent registered public accounting firm for The Kingsley Coach.

     The audit reports of Mantyla McReynolds on The Kingsley Coach's financial statements for the years ended June 30, 2005 and June 30, 2004 contained a modification expressing substantial doubt about The Kingsley Coach's ability to continue as a going concern. The audit reports of Mantyla McReynolds for the years ended June 30, 2005 and June 30, 2004 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the modification noted above. Mantyla McReynolds did not, during the applicable periods, advise The Kingsley Coach of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

     The Kingsley Coach and Mantyla McReynolds have not, during The Kingsley Coach's two most recent fiscal years or any subsequent period through the date of its resignation, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Mantyla McReynolds's satisfaction, would have caused Mantyla McReynolds to make reference to the subject matter of the disagreement in connection with its reports.

     The Kingsley Coach has requested Mantyla McReynolds to furnish a letter addressed to the Securities and Exchange Commission stating whether or not Mantyla McReynolds agrees with the statements in this 8-K. A copy of that letter is filed as exhibit 16 to this 8-K.

     On January 27, 2006, The Kingsley Coach retained the firm of Webb & Company, P.A. to audit The Kingsley Coach's financial statements for the year ended June 30, 2006. At no time during the past two fiscal years or any subsequent period did The Kingsley Coach consult with Webb & Company regarding any matter of the sort described above with reference to Mantyla McReynolds, any issue relating to the financial statements of The Kingsley Coach, or the type of audit opinion that might be rendered for The Kingsley Coach.

Item 9.01  Financial Statements and Exhibits

Exhibits

16   Letter from Mantyla McReynolds and Company, CPA, P.C.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE KINGSLEY COACH, INC.

Dated: January 27, 2006           By: /s/ John Merkent
                                  ------------------------
                                  John Merkent
                                  Chief Executive Officer